SUPPLEMENTAL INFORMATION

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2014

BASIS OF PRESENTATION

GENERAL INFORMATION
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation" refer to General Growth Properties, Inc. and references to "GGP" or the "Company" refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities. Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION
The Company has presented information on its consolidated and unconsolidated properties ("Proportionate" or "at share") in certain schedules included within this Supplemental. This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company's unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES
This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization ("EBITDA"), and funds from operations (“FFO”). NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses. EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items. FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities. NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties. As GGP conducts substantially all of its business through GGP Operating Partnership, LP, and through GGP Limited Partnership and GGP Nimbus, LP (collectively the “Operating Partnerships”, which are 99% owned by GGP) and since the limited common units of the Operating Partnerships are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnerships.

In order to present GGP's operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses. Same Store Company NOI is presented to exclude the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties. Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders. For reference, as an aid in understanding management's computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

TABLE OF CONTENTS

	Page		Page
Financial Overview		Asset Transactions:
GAAP Financial Statements:		Summary of Transactions	15
Consolidated Balance Sheets	1	Discontinued Operations	16
Consolidated Statements of Operations	2
		Portfolio Operating Metrics:
Proportionate Financial Statements:		Key Operating Performance Indicators	17
Proportionate Balance Sheets	3	Signed Leases All Less Anchors	18
Overview	4	Lease Expiration Schedule and Top Ten Tenants	19
Company NOI, EBITDA, and FFO	5-6	Property Schedule	20-26
Reconciliation of Non-GAAP to GAAP Financial Measures	7-8
		Miscellaneous:
Debt:		Capital Information	27
Debt Summary, at Share	9	Change in Total Common and Equivalent Shares	28
Maturity Schedule	10	Development Summary	29-30
Debt Detail, at Share	11-14	Capital Expenditures	31
		Corporate Information	32
		Glossary of Terms	33

This presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons. Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental. The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet
The proportionate balance sheet adjusts GGP's GAAP balance sheet for noncontrolling interests and adds the Company's proportionate share of assets and liabilities related to investments accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.
5-6	Company NOI, EBITDA and FFO
Proportionate Results and FFO for the three and twelve months ended December 31, 2014 and 2013 adjusts GGP's consolidated results and FFO for noncontrolling interests and adds the Company's proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation. Company NOI, EBITDA and FFO exclude certain non-cash and non-recurring revenues and expenses that may not be indicative of future operations.

Portfolio Operating Metrics:
17	Key Operating Performance Indicators	Certain retail properties operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
20-26	Property Schedule
By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW Consolidated Balance Sheets (In thousands)

	December 31, 2014	December 31, 2013

Assets:
Investment in real estate:
Land	$4,244,607	$4,320,597
Buildings and equipment	18,028,844	18,270,748
Less accumulated depreciation	(2,280,845)	(1,884,861)
Construction in progress	703,859	406,930
Net property and equipment	20,696,465	21,113,414
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,604,762	2,407,698
Net investment in real estate	23,301,227	23,521,112
Cash and cash equivalents	372,471	577,271
Accounts and notes receivable, net	663,768	478,899
Deferred expenses, net	184,491	189,452
Prepaid expenses and other assets	813,777	995,569
Total assets	$25,335,734	$25,762,303
Liabilities:
Mortgages, notes and loans payable	$15,998,289	$15,672,437
Investment in and loans to/from Unconsolidated Real Estate Affiliates	35,598	17,405
Accounts payable and accrued expenses	934,897	970,995
Dividend payable	154,694	134,476
Deferred tax liabilities	21,240	24,667
Tax indemnification liability	—	321,958
Junior Subordinated Notes	206,200	206,200
Total liabilities	17,350,918	17,348,138
Redeemable noncontrolling interests:
Preferred	164,031	131,881
Common	135,265	97,021
Total redeemable noncontrolling interests	299,296	228,902
Equity:
Preferred stock	242,042	242,042
Stockholders' equity	7,363,877	7,861,079
Noncontrolling interests in consolidated real estate affiliates	79,601	82,142
Total equity	7,685,520	8,185,263
Total liabilities, redeemable noncontrolling interests and equity	$25,335,734	$25,762,303

FINANCIAL OVERVIEW Consolidated Statements of Operations (In thousands, except per share)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Revenues:
Minimum rents	$413,147	$405,625	$1,583,695	$1,553,941
Tenant recoveries	186,815	183,024	739,411	716,932
Overage rents	27,126	28,610	51,611	55,998
Management fees and other corporate revenues	19,128	18,218	70,887	68,792
Other	26,806	35,188	89,955	90,354
Total revenues	673,022	670,665	2,535,559	2,486,017
Expenses:
Real estate taxes	55,306	63,227	227,992	239,807
Property maintenance costs	17,944	18,560	66,897	69,411
Marketing	8,346	8,171	23,455	26,232
Other property operating costs	82,356	82,332	334,819	342,815
Provision for doubtful accounts	2,844	635	8,055	3,920
Property management and other costs	35,702	41,378	155,093	164,457
General and administrative	11,441	14,658	64,051	49,237
Provisions for impairment	5,278	—	5,278	—
Depreciation and amortization	179,478	188,860	708,406	749,722
Total expenses	398,695	417,821	1,594,046	1,645,601
Operating income	274,327	252,844	941,513	840,416
Interest and dividend income	8,812	6,423	28,613	7,699
Interest expense	(171,012)	(173,595)	(699,285)	(723,152)
Loss on Foreign Currency	(11,031)	(7,312)	(18,048)	(7,312)
Warrant liability adjustment	—	—	—	(40,546)
Gain from change in control of investment properties	91,193	—	91,193	219,784
Loss on extinguishment of debt	—	—	—	(36,479)
Income before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, noncontrolling interests and preferred stock dividends	192,289	78,360	343,986	260,410
(Provision for) benefit from income taxes	(4,417)	891	(7,253)	(345)
Equity in income of Unconsolidated Real Estate Affiliates	27,410	26,943	61,278	68,756
Income from continuing operations	215,282	106,194	398,011	328,821
Discontinued operations:
Income (loss) from discontinued operations, including gains (losses) on dispositions	1,021	(25,033)	137,989	(37,516)
Gain on extinguishment of liability	77,215	—	77,215	—
Gain on extinguishment of debt	—	—	66,679	25,894
Discontinued operations, net	78,236	(25,033)	281,883	(11,622)
Net income	293,518	81,161	679,894	317,199
Allocation to noncontrolling interests	(4,036)	(3,964)	(14,044)	(14,671)
Net income attributable to GGP	289,482	77,197	665,850	302,528
Preferred stock dividends	(3,984)	(3,984)	(15,936)	(14,078)
Net income attributable to common stockholders	$285,498	$73,213	$649,914	$288,450
Basic Income Per Share:
Continuing operations	$0.23	$0.11	$0.42	$0.32
Discontinued operations	0.09	(0.03)	0.32	(0.01)
Total basic income per share	$0.32	$0.08	$0.74	$0.31
Diluted Income Per Share:
Continuing operations	$0.22	$0.10	$0.39	$0.32
Discontinued operations	0.08	(0.03)	0.30	(0.01)
Total diluted income per share	$0.30	$0.07	$0.69	$0.31

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS Proportionate Balance Sheets (In thousands)

	As of December 31, 2014				As of December 31, 2013
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Real Estate Affiliates	GGP Total Share	GGP Total Share

Assets:
Investment in real estate:
Land	$4,244,607	$(31,466)	$756,028	$4,969,169	$4,990,338
Buildings and equipment	18,028,844	(169,207)	6,204,746	24,064,383	23,645,676
Less accumulated depreciation	(2,280,845)	25,731	(1,128,831)	(3,383,945)	(2,819,385)
Construction in progress	703,859	(4)	65,506	769,361	429,553
Net property and equipment	20,696,465	(174,946)	5,897,449	26,418,968	26,246,182
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,604,762	—	(2,604,762)	—	—
Net investment in real estate	23,301,227	(174,946)	3,292,687	26,418,968	26,246,182
Cash and cash equivalents	372,471	(3,733)	143,979	512,717	697,536
Accounts and notes receivable, net	663,768	(2,726)	85,791	746,833	549,021
Deferred expenses, net	184,491	(1,097)	150,877	334,271	314,860
Prepaid expenses and other assets	813,777	(13,580)	451,697	1,251,894	1,169,423
Total assets	$25,335,734	$(196,082)	$4,125,031	$29,264,683	$28,977,022
Liabilities:
Mortgages, notes and loans payable	$15,998,289	$(107,783)	$3,920,304	$19,810,810	$18,788,230
Investment in and loans to/from Unconsolidated Real Estate Affiliates	35,598	—	(35,598)	—	—
Accounts payable and accrued expenses	934,897	(8,698)	240,227	1,166,426	1,169,438
Dividend payable	154,694	—	—	154,694	134,476
Deferred tax liabilities	21,240	—	98	21,338	24,697
Tax indemnification liability	—	—	—	—	321,958
Junior Subordinated Notes	206,200	—	—	206,200	206,200
Total liabilities	17,350,918	(116,481)	4,125,031	21,359,468	20,644,999
Redeemable noncontrolling interests:
Preferred	164,031	—	—	164,031	131,881
Common	135,265	—	—	135,265	97,021
Total redeemable noncontrolling interests	299,296	—	—	299,296	228,902

Equity:
Preferred stock	242,042	—	—	242,042	242,042
Stockholders' equity	7,363,877	—	—	7,363,877	7,861,079
Noncontrolling interests in consolidated real estate affiliates	79,601	(79,601)	—	—	—
Total equity	7,685,520	(79,601)	—	7,605,919	8,103,121
Total liabilities, redeemable noncontrolling interests and equity	$25,335,734	$(196,082)	$4,125,031	$29,264,683	$28,977,022

PROPORTIONATE FINANCIAL STATEMENTS Overview (In thousands, except per share)

	Three Months Ended			Twelve Months Ended
	December 31, 2014	December 31, 2013	Percentage Change	December 31, 2014	December 31, 2013	Percentage Change

Same Store NOI [1]	$596,186	$582,313	2.4%	$2,206,900	$2,110,929	4.5%
Non-Same Store [2]	12,246	12,606	n/a	43,609	50,908	n/a
Company NOI [3]	608,432	594,919	2.3%	2,250,509	2,161,837	4.1%

Company EBITDA [3]	572,296	550,011	4.1%	2,087,912	1,990,687	4.9%

Company FFO [3]	357,427	345,665	3.4%	1,255,651	1,148,233	9.4%
Company FFO per diluted share	$0.38	$0.36	5.1%	$1.32	$1.16	13.7%

Weighted average diluted common shares outstanding	951,920	967,096		949,554	987,226

1.
Total termination fees were $2.4 million and $0.8 million for the three months ended December 31, 2014 and 2013, respectively. Total termination fees were $13.6 million and $14.3 million for the twelve months ended December 31, 2014 and 2013, respectively.

2.
Non-Same Store includes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopment and other properties. See Summary of Transactions on page 15 and Property Schedule on pages 20-26 for individual property details.

3.Refer to pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Three Months Ended December 31, 2014 and 2013 (In thousands)

	Three Months Ended December 31, 2014						Three Months Ended December 31, 2013
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments [1]	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company
Property revenues:
Minimum rents [2]	$413,147	$(4,267)	$106,464	$515,344	$3,163	$518,507	$405,625	$(3,463)	$97,145	$499,307	$5,702	$505,009
Tenant recoveries	186,815	(1,728)	43,898	228,985	—	228,985	183,024	(1,254)	40,595	222,365	—	222,365
Overage rents	27,126	(309)	7,484	34,301	—	34,301	28,610	(241)	8,369	36,738	—	36,738
Other revenue	26,806	(323)	5,984	32,467	—	32,467	35,189	(148)	5,253	40,294	—	40,294
Total property revenues	653,894	(6,627)	163,830	811,097	3,163	814,260	652,448	(5,106)	151,362	798,704	5,702	804,406
Property operating expenses:
Real estate taxes	55,306	(864)	14,019	68,461	(1,490)	66,971	63,227	(531)	12,768	75,464	(1,578)	73,886
Property maintenance costs	17,944	(139)	5,246	23,051	—	23,051	18,560	(128)	5,052	23,484	—	23,484
Marketing	8,346	(72)	2,439	10,713	—	10,713	8,171	(91)	2,782	10,862	—	10,862
Other property operating costs	82,356	(763)	21,541	103,134	(1,267)	101,867	82,332	(425)	20,246	102,153	(1,344)	100,809
Provision for doubtful accounts	2,844	2	380	3,226	—	3,226	635	7	(196)	446	—	446
Total property operating expenses	166,796	(1,836)	43,625	208,585	(2,757)	205,828	172,925	(1,168)	40,652	212,409	(2,922)	209,487
NOI	$487,098	$(4,791)	$120,205	$602,512	$5,920	$608,432	$479,523	$(3,938)	$110,710	$586,295	$8,624	$594,919
Management fees and other corporate revenues	19,128	—	—	19,128	—	19,128	18,218	—	—	18,218	—	18,218
Property management and other costs [3]	(35,702)	180	(7,800)	(43,322)	—	(43,322)	(41,378)	172	(7,020)	(48,226)	—	(48,226)
General and administrative	(11,441)	—	(501)	(11,942)	—	(11,942)	(14,658)	—	(242)	(14,900)	—	(14,900)
EBITDA	$459,083	$(4,611)	$111,904	$566,376	$5,920	$572,296	$441,705	$(3,766)	$103,448	$541,387	$8,624	$550,011
Depreciation on non-income producing assets	(2,751)	—	—	(2,751)	—	(2,751)	(3,192)	—	—	(3,192)	—	(3,192)
Interest and dividend income	8,812	386	587	9,785	(205)	9,580	6,423	—	184	6,607	—	6,607
Preferred unit distributions	(2,268)	—	—	(2,268)	—	(2,268)	(2,280)	—	—	(2,280)	—	(2,280)
Preferred stock dividends	(3,984)	—	—	(3,984)	—	(3,984)	(3,984)	—	—	(3,984)	—	(3,984)
Interest expense:
Mark-to-market adjustments on debt	(410)	(100)	386	(124)	124	—	(1,025)	(95)	365	(755)	755	—
Write-off of mark-to-market adjustments on extinguished debt	—	—	—	—	—	—	(274)	—	(3,924)	(4,198)	4,198	—
Interest on existing debt	(170,602)	1,479	(41,640)	(210,763)	—	(210,763)	(172,296)	1,111	(35,782)	(206,967)	—	(206,967)
Loss on foreign currency	(11,031)	—	—	(11,031)	11,031	—	(7,312)	—	—	(7,312)	7,312	—
(Provision for) benefit from income taxes	(4,417)	20	(339)	(4,736)	(2,186)	(6,922)	891	19	8	918	(2,892)	(1,974)
FFO from discontinued operations [4]	79,227	—	127	79,354	(77,115)	2,239	5,460	—	257	5,717	1,727	7,444
	351,659	(2,826)	71,025	419,858	(62,431)	357,427	264,116	(2,731)	64,556	325,941	19,724	345,665
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	68,199	2,826	(71,025)	—	—	—	61,825	2,731	(64,556)	—	—	—
FFO [5]	$419,858	$—	$—	$419,858	$(62,431)	$357,427	$325,941	$—	$—	$325,941	$19,724	$345,665

Company FFO per diluted share						$0.38						$0.36

1.
Adjustments primarily relate to the following: straight-line rent, above/below market lease amortization, amortization of real estate tax stabilization agreement, loss on foreign currency and the related benefit from income taxes, and other non-comparable items.

2.
Adjustments include amounts for straight-line rent of ($13,999) and ($15,413) and above/below market lease amortization of $17,162 and $21,115 for the three months ended December 31, 2014 and 2013, respectively.

3.	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

4.	Company FFO includes FFO from discontinued operations. Adjustments include a gain on extinguishment of liability of $77,215 for the three months ended December 31, 2014.

5.	Proportionate FFO reflects FFO as defined by NAREIT.

PROPORTIONATE FINANCIAL STATEMENTS Company NOI, EBITDA and FFO For the Twelve Months Ended December 31, 2014 and 2013 (In thousands)

	Twelve Months Ended December 31, 2014						Twelve Months Ended December 31, 2013
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments [1]	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company
Property revenues:
Minimum rents [2]	$1,583,695	$(16,609)	$391,255	$1,958,341	$25,504	$1,983,845	$1,553,941	$(14,143)	$361,997	$1,901,795	$27,914	$1,929,709
Tenant recoveries	739,411	(6,743)	172,255	904,923	—	904,923	716,932	(4,841)	159,220	871,311	—	871,311
Overage rents	51,611	(528)	14,897	65,980	—	65,980	55,998	(486)	15,829	71,341	—	71,341
Other revenue	89,999	(1,146)	16,036	104,889	—	104,889	90,353	(442)	15,958	105,869	—	105,869
Total property revenues	2,464,716	(25,026)	594,443	3,034,133	25,504	3,059,637	2,417,224	(19,912)	553,004	2,950,316	27,914	2,978,230
Property operating expenses:
Real estate taxes	227,992	(2,853)	54,130	279,269	(5,958)	273,311	239,807	(2,126)	51,450	289,131	(6,312)	282,819
Property maintenance costs	66,897	(448)	18,886	85,335	—	85,335	69,411	(406)	16,890	85,895	—	85,895
Marketing	23,455	(229)	7,159	30,385	—	30,385	26,232	(263)	7,840	33,809	—	33,809
Other property operating costs	334,819	(3,026)	84,096	415,889	(5,162)	410,727	342,815	(2,068)	78,695	419,442	(10,108)	409,334
Provision for doubtful accounts	8,055	(58)	1,373	9,370	—	9,370	3,920	(29)	645	4,536	—	4,536
Total property operating expenses	661,218	(6,614)	165,644	820,248	(11,120)	809,128	682,185	(4,892)	155,520	832,813	(16,420)	816,393
NOI	$1,803,498	$(18,412)	$428,799	$2,213,885	$36,624	$2,250,509	$1,735,039	$(15,020)	$397,484	$2,117,503	$44,334	$2,161,837
Management fees and other corporate revenues	70,887	—	—	70,887	—	70,887	68,792	—	—	68,792	—	68,792
Property management and other costs [3]	(155,093)	670	(28,477)	(182,900)	—	(182,900)	(164,457)	638	(25,895)	(189,714)	—	(189,714)
General and administrative	(64,051)	2	(4,389)	(68,438)	17,854	(50,584)	(49,237)	—	(991)	(50,228)	—	(50,228)
EBITDA	$1,655,241	$(17,740)	$395,933	$2,033,434	$54,478	$2,087,912	$1,590,137	$(14,382)	$370,598	$1,946,353	$44,334	$1,990,687
Depreciation on non-income producing assets	(11,806)	—	—	(11,806)	—	(11,806)	(12,232)	—	—	(12,232)	—	(12,232)
Interest and dividend income	28,613	1,546	2,155	32,314	(484)	31,830	7,699	(1)	533	8,231	—	8,231
Preferred unit distributions	(8,965)	—	—	(8,965)	—	(8,965)	(9,287)	—	—	(9,287)	—	(9,287)
Preferred stock dividends	(15,936)	—	—	(15,936)	—	(15,936)	(14,078)	—	—	(14,078)	—	(14,078)
Interest expense:
Default interest	—	—	—	—	—	—	(1,306)	—	—	(1,306)	1,306	—
Mark-to-market adjustments on debt	(3,014)	(391)	1,512	(1,893)	1,893	—	(9,329)	(373)	(583)	(10,285)	10,285	—
Write-off of mark-to-market adjustments on extinguished debt	(9,831)	—	—	(9,831)	9,831	—	6,801	—	(3,513)	3,288	(3,288)	—
Interest on existing debt	(686,440)	5,982	(152,794)	(833,252)	—	(833,252)	(719,318)	4,478	(138,545)	(853,385)	—	(853,385)
Loss on foreign currency	(18,048)	—	—	(18,048)	18,048	—	(7,312)	—	—	(7,312)	7,312	—
Warrant liability adjustment	—	—	—	—	—	—	(40,546)	—	—	(40,546)	40,546	—
Loss on extinguishment of debt [4]	—	—	—	—	—	—	(36,479)	—	—	(36,479)	36,479	—
(Provision for) benefit from income taxes	(7,253)	74	(633)	(7,812)	(4,961)	(12,773)	(345)	72	(202)	(475)	(2,892)	(3,367)
FFO from discontinued operations [5]	161,126	—	865	161,991	(143,350)	18,641	43,658	—	14,707	58,365	(16,701)	41,664
	1,083,687	(10,529)	247,038	1,320,196	(64,545)	1,255,651	798,063	(10,206)	242,995	1,030,852	117,381	1,148,233
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	236,509	10,529	(247,038)	—	—	—	232,789	10,206	(242,995)	—	—	—
FFO [6]	$1,320,196	$—	$—	$1,320,196	$(64,545)	$1,255,651	$1,030,852	$—	$—	$1,030,852	$117,381	$1,148,233

Company FFO per diluted share						$1.32						$1.16

1.
Adjustments primarily relate to the following: straight-line rent, above/below market lease amortization, amortization of real estate tax stabilization agreement, amounts resulting from Urban litigation settlement, loss on foreign currency and the related benefit from income taxes, and other non-comparable items.

2.
Adjustments include amounts for straight-line rent of ($57,339) and ($60,925) and above/below market lease amortization of $82,843 and $88,839 for the twelve months ended December 31, 2014 and 2013, respectively.

3.	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

4.
For the twelve months ended December 31, 2013, adjustments include $24.0 million in prepayment fees to retire unsecured notes, a $5.8 million prepayment penalty on a secured mortgage note and $6.6 million in fees related to the refinancing of the secured corporate loan.

5.
Company FFO includes FFO from discontinued operations. Adjustments include gains on extinguishment of debt of $66,680 and $25,894 for the twelve months ended December 31, 2014 and 2013, respectively and gain on extinguishment of liability of $77,215 for the twelve months ended December 31, 2014.

6.	Proportionate FFO reflects FFO as defined by NAREIT.

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Reconciliation of Company NOI to GAAP Operating Income
Company NOI	$608,432	$594,919	$2,250,509	$2,161,837
Adjustments for minimum rents, real estate taxes and other property operating costs [1]	(5,920)	(8,624)	(36,624)	(44,334)
Proportionate NOI	602,512	586,295	2,213,885	2,117,503
Unconsolidated Properties	(120,205)	(110,710)	(428,799)	(397,484)
Consolidated Properties	482,307	475,585	1,785,086	1,720,019
Management fees and other corporate revenues	19,128	18,218	70,887	68,792
Property management and other costs	(35,702)	(41,378)	(155,093)	(164,457)
General and administrative	(11,441)	(14,658)	(64,051)	(49,237)
Provisions for impairment	(5,278)	—	(5,278)	—
Depreciation and amortization	(179,478)	(188,860)	(708,406)	(749,722)
Loss on sales of investment properties	—	—	(44)	—
Noncontrolling interest in operating income of Consolidated Properties and other	4,791	3,937	18,412	15,021
Operating income	$274,327	$252,844	$941,513	$840,416

Reconciliation of Company EBITDA to GAAP Net Income Attributable to GGP
Company EBITDA	$572,296	$550,011	$2,087,912	$1,990,687
Adjustments for minimum rents, real estate taxes, other property operating costs, and general and administrative [1]	(5,920)	(8,624)	(54,478)	(44,334)
Proportionate EBITDA	566,376	541,387	2,033,434	1,946,353
Unconsolidated Properties	(111,904)	(103,448)	(395,933)	(370,598)
Consolidated Properties	454,472	437,939	1,637,501	1,575,755
Depreciation and amortization	(179,478)	(188,860)	(708,406)	(749,722)
Noncontrolling interest in NOI of Consolidated Properties and other	4,791	3,937	18,412	15,021
Interest income	8,812	6,423	28,613	7,699
Interest expense	(171,012)	(173,595)	(699,285)	(723,152)
Loss on foreign currency	(11,031)	(7,312)	(18,048)	(7,312)
Warrant liability adjustment	—	—	—	(40,546)
(Provision for) benefit from income taxes	(4,417)	891	(7,253)	(345)
Provision for impairment excluded from FFO	(5,278)	—	(5,278)	—
Equity in income of Unconsolidated Real Estate Affiliates	27,410	26,943	61,278	68,756
Discontinued operations	78,236	(25,033)	281,883	(11,622)
Gains from changes in control of investment properties	91,193	—	91,193	219,784
Loss on extinguishment of debt	—	—	—	(36,479)
Loss on sales of investment properties	—	—	(44)	—
Allocation to noncontrolling interests	(4,216)	(4,136)	(14,716)	(15,309)
Net income attributable to GGP	$289,482	$77,197	$665,850	$302,528
1.Refer to Pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS Reconciliation of Non-GAAP to GAAP Financial Measures (In thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Reconciliation of Company FFO to GAAP Net Income Attributable to GGP
Company FFO	$357,427	$345,665	$1,255,651	$1,148,233
Adjustments for minimum rents, property operating expenses, market rate adjustments, debt extinguishment, income taxes and FFO from discontinued operations[1]	62,431	(19,724)	64,545	(117,381)
Proportionate FFO	419,858	325,941	1,320,196	1,030,852
Depreciation and amortization of capitalized real estate costs	(229,982)	(232,408)	(893,418)	(915,282)
Gain from change in control of investment properties	91,193	—	91,193	219,784
Preferred stock dividends	3,984	3,984	15,936	14,078
Gains (losses) on sales of investment properties	10,368	9,216	141,687	9,026
Noncontrolling interests in depreciation of Consolidated Properties	2,246	1,788	8,731	7,151
Provision for impairment excluded from FFO	(5,278)	—	(5,278)	—
Provision for impairment excluded from FFO of discontinued operations	—	(25,961)	—	(30,935)
Redeemable noncontrolling interests	(1,179)	(726)	(3,228)	(2,289)
Depreciation and amortization of discontinued operations	(1,728)	(4,637)	(9,969)	(29,857)
Net income attributable to GGP	$289,482	$77,197	$665,850	$302,528

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$120,205	$110,710	$428,799	$397,484
Net property management fees and costs	(7,800)	(7,020)	(28,477)	(25,895)
General and administrative and provisions for impairment	(501)	(242)	(4,389)	(991)
EBITDA	111,904	103,448	395,933	370,598
Net interest expense	(40,667)	(39,157)	(149,127)	(142,108)
Provision for income taxes	(339)	8	(633)	(202)
FFO of discontinued Unconsolidated Properties	127	257	865	14,707
FFO of Unconsolidated Properties	71,025	64,556	247,038	242,995
Depreciation and amortization of capitalized real estate costs	(53,334)	(46,817)	(197,129)	(184,115)
Other, including gain on sales of investment properties	9,719	9,204	11,369	9,876
Equity in income of Unconsolidated Real Estate Affiliates	$27,410	$26,943	$61,278	$68,756

1.Refer to Page 5-6 (Company NOI, EBITDA and FFO).

DEBT

Debt SUMMARY, AT SHARE As of December 31, 2014 (In thousands)

				Maturities
	Coupon Rate	Proportionate Balance	Average Remaining Term (Years)	2015	2016	2017	2018	2019	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.52%	$13,466,048	7.0	$360,301	$522,404	$701,824	$118,892	$493,457	$10,107,361	$12,304,239
Property Level Unconsolidated	4.37%	3,463,130	6.7	120,409	2,944	172,773	186,862	607,145	2,138,735	3,228,868
Corporate Consolidated	4.41%	6,735	0.9	573	—	—	—	—	—	573
Total Fixed Rate	4.49%	$16,935,913	6.9	$481,283	$525,348	$874,597	$305,754	$1,100,602	$12,246,096	$15,533,680

Variable Rate
Property Level Consolidated [1]	2.00%	$2,291,352	3.7	$—	$—	$—	$1,571,973	$691,407	$—	$2,263,380
Property Level Unconsolidated	3.22%	477,160	3.9	—	44,582	110,500	16,250	178,328	127,500	477,160
Junior Subordinated Notes Due 2036	1.68%	206,200	21.3	—	—	—	—	—	206,200	206,200
Total Variable Rate	2.18%	$2,974,712	5.0	$—	$44,582	$110,500	$1,588,223	$869,735	$333,700	$2,946,740

Total	4.14%	$19,910,625	6.6	$481,283	$569,930	$985,097	$1,893,977	$1,970,337	$12,579,796	$18,480,420

		Total Amortization		$169,445	$192,220	$184,411	$171,000	$169,430	$543,699	$1,430,205

						Total Maturities and Amortization [2,3]				$19,910,625

1. Properties provide mortgage collateral as guarantors. The $1.4 billion corporate loan is cross collateralized.
2. Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$19,910,625
Market rate adjustments, net	20,784
Junior Subordinated Notes Due 2036	(206,200)
Corporate Revolver	100,000
Other	(14,399)
Total	$19,810,810
3. Reflects maturities and amortization for periods subsequent to December 31, 2014.

DEBT Maturity Schedule[1]

1. Net present value of debt is $11.1 billion at 8% discount rate.

2. Maturities in 2022 include $1.4 billion for Ala Moana (presented with separate color).

DEBT DETAIL, AT SHARE[1] As of December 31, 2014 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 12/31/2014 [3]	2015	2016	2017	2018	2019	Subsequent
Fixed Rate

Consolidated Property Level
Boise Towne Plaza	100%	$8,965	2015	$8,765	4.70%	No	$200	$—	$—	$—	$—	$—
Paramus Park	100%	92,095	2015	90,242	4.86%	No	1,853	—	—	—	—	—
Peachtree Mall	100%	78,226	2015	77,085	5.08%	No	1,141	—	—	—	—	—
Quail Springs Mall	100%	67,517	2015	66,864	6.74%	No	653	—	—	—	—	—
The Shops at La Cantera	75%	118,345	2015	117,345	5.95%	No	1,000	—	—	—	—	—
Brass Mill Center	100%	99,814	2016	93,347	4.55%	No	4,885	1,582	—	—	—	—
Glenbrook Square	100%	154,352	2016	141,325	4.91%	No	5,511	7,516	—	—	—	—
Lakeside Mall	100%	154,011	2016	144,451	4.28%	No	6,155	3,405	—	—	—	—
Ridgedale Center	100%	154,646	2016	143,281	4.86%	No	5,649	5,716	—	—	—	—
Apache Mall	100%	96,151	2017	91,402	4.32%	No	1,776	1,843	1,130	—	—	—
Beachwood Place	100%	213,432	2017	190,177	5.60%	No	6,655	9,274	7,326	—	—	—
Eastridge (CA)	100%	142,933	2017	127,418	5.79%	Yes - Partial	4,617	6,398	4,500	—	—	—
Four Seasons Town Centre	100%	82,915	2017	72,532	5.60%	No	3,722	4,940	1,721	—	—	—
Mall of Louisiana	100%	211,522	2017	191,409	5.82%	No	5,647	8,074	6,392	—	—	—
Provo Towne Center [4]	75%	30,246	2017	28,886	4.53%	No	545	566	249	—	—	—
Hulen Mall	100%	127,529	2018	118,702	4.25%	No	2,220	2,304	2,421	1,882	—	—
The Gallery at Harborplace - Other	100%	7,210	2018	190	6.05%	No	1,906	2,026	2,152	936	—	—
Coronado Center	100%	197,534	2019	180,278	3.50%	No	3,830	3,948	4,110	4,258	1,110	—
Governor's Square	100%	70,506	2019	66,488	6.69%	No	907	969	1,035	1,107	—	—
Oak View Mall	100%	78,966	2019	74,467	6.69%	No	1,014	1,085	1,160	1,240	—	—
Park City Center	100%	187,362	2019	172,224	5.34%	No	3,120	3,264	3,473	3,666	1,615	—
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—
Mall St. Matthews	100%	186,662	2020	170,305	2.72%	No	—	1,985	4,067	4,181	4,297	1,827
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	1,532	6,279	6,531	6,794	7,067	4,869
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Tysons Galleria	100%	318,100	2020	282,081	4.06%	No	5,774	5,979	6,266	6,528	6,802	4,670
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
Deerbrook Mall	100%	145,934	2021	127,934	5.25%	No	2,497	2,612	2,776	2,928	3,087	4,100
Fashion Show - Other	100%	4,570	2021	1,577	6.06%	Yes - Full	364	386	411	437	465	930
Fox River Mall	100%	178,063	2021	156,373	5.46%	No	2,899	3,038	3,238	3,422	3,616	5,477
Northridge Fashion Center	100%	237,466	2021	207,503	5.10%	No	4,175	4,362	4,627	4,871	5,129	6,799
Oxmoor Center	94%	85,318	2021	74,781	5.37%	No	1,412	1,479	1,574	1,662	1,755	2,655
Park Place	100%	189,665	2021	165,815	5.18%	No	3,266	3,414	3,626	3,821	4,026	5,697
Providence Place	94%	342,702	2021	302,577	5.65%	No	5,424	5,687	6,077	6,434	6,813	9,690
Rivertown Crossings	100%	160,861	2021	141,356	5.52%	No	2,604	2,728	2,910	3,077	3,254	4,932
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	Yes - Full	—	—	—	—	—	—
White Marsh Mall	100%	190,000	2021	190,000	3.66%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	89,778	2022	77,060	5.23%	No	1,523	1,594	1,694	1,786	1,883	4,238
Coastland Center	100%	125,063	2022	102,621	3.76%	No	2,510	2,594	2,707	2,812	2,922	8,897
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	349	1,448	1,533	1,623	1,718	5,090
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	(1)	—	420	1,054	1,100	2,958
North Star Mall	100%	325,946	2022	270,113	3.93%	No	6,439	6,666	6,973	7,256	7,551	20,948
Rogue Valley Mall	100%	55,000	2022	48,245	4.5%	No	138	852	899	941	984	2,941
Spokane Valley Mall [4]	75%	45,410	2022	38,484	4.65%	No	799	833	879	921	965	2,529
The Gallery at Harborplace	100%	79,055	2022	68,096	5.24%	No	1,258	1,315	1,398	1,474	1,555	3,959

DEBT DETAIL, AT SHARE[1] As of December 31, 2014 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 12/31/2014 [3]	2015	2016	2017	2018	2019	Subsequent

The Oaks Mall	100%	134,253	2022	112,842	4.55%	No	2,359	2,451	2,584	2,706	2,833	8,478
The Shoppes at Buckland Hills	100%	124,961	2022	107,820	5.19%	No	2,030	2,121	2,253	2,375	2,503	5,859
The Streets at Southpoint	94%	243,094	2022	207,909	4.36%	No	4,161	4,348	4,542	4,744	4,955	12,435
Westroads Mall	100%	151,638	2022	127,455	4.55%	No	2,663	2,769	2,919	3,056	3,200	9,576
Augusta Mall	100%	170,000	2023	170,000	4.36%	No	—	—	—	—	—	—
Boise Towne Square	100%	132,841	2023	106,372	4.79%	No	2,496	2,618	2,746	2,880	3,021	12,708
Crossroads Center (MN)	100%	103,785	2023	83,026	3.25%	No	2,227	2,293	2,379	2,459	2,541	8,860
Cumberland Mall	100%	160,000	2023	160,000	3.67%	No	—	—	—	—	—	—
Meadows Mall	100%	159,032	2023	118,726	3.96%	No	4,064	4,212	4,402	4,582	4,770	18,276
Oglethorpe Mall	100%	150,000	2023	136,166	3.90%	No	—	—	—	1,058	2,648	10,128
Pecanland Mall	100%	90,000	2023	75,750	3.88%	No	1,159	1,607	1,682	1,749	1,819	6,234
Prince Kuhio Plaza	100%	43,930	2023	35,974	4.10%	No	798	827	867	903	942	3,619
Staten Island Mall	100%	258,187	2023	206,942	4.77%	No	4,893	5,131	5,381	5,643	5,918	24,279
Stonestown Galleria	100%	180,000	2023	164,720	4.39%	No	—	—	—	462	2,871	11,947
The Crossroads (MI)	100%	98,427	2023	80,833	4.42%	No	1,645	1,708	1,799	1,881	1,967	8,594
The Woodlands	100%	255,242	2023	207,057	5.04%	No	4,717	4,959	5,215	5,484	5,767	22,043
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	821	3,402	3,595	3,798	4,013	21,948
Fashion Show	100%	835,000	2024	835,000	4.03%	No	—	—	—	—	—	—
Jordan Creek Town Center	100%	216,782	2024	177,448	4.37%	No	3,644	3,783	3,980	4,160	4,348	19,419
The Maine Mall	100%	235,000	2024	235,000	4.66%	No	—	—	—	—	—	—
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	814	3,371	3,564	3,767	3,983	21,814
Woodbridge Center	100%	250,000	2024	220,726	4.80%	No	—	—	2,395	3,777	3,964	19,138
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	—	—	—	3,168	4,410	25,575
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—
North Point Mall	100%	250,000	2026	218,205	4.54%	No	—	—	—	—	984	30,811
Providence Place - Other	94%	37,165	2028	2,247	7.75%	No	2,394	1,757	1,897	1,825	1,740	25,305
Provo Towne Center Land	75%	2,249	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,212
Consolidated Property Level		$13,466,048		$12,304,239	4.52%		$146,853	$163,518	$146,475	$135,588	$136,911	$432,464

Unconsolidated Property Level
Alderwood	50%	$121,717	2015	$120,409	6.65%	No	$1,308	$—	$—	$—	$—	$—
Shane Plaza	50%	3,006	2016	2,944	5.56%	No	62	—	—	—	—	—
Riverchase Galleria [5]	50%	152,500	2017	152,500	3.86%	No	—	—	—	—	—	—
The Shops at Bravern	40%	21,298	2017	20,273	3.86%	No	444	460	121	—	—	—
Plaza Frontenac	55%	28,600	2018	28,600	3.04%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	158,262	2018	158,262	3.44%	No	—	—	—	—	—	—
First Colony Mall	50%	92,256	2019	84,321	4.50%	No	1,503	1,573	1,645	1,720	1,494	—
Natick Mall	50%	225,000	2019	209,699	4.60%	No	584	3,593	3,762	3,939	3,423	—
The Grand Canal Shoppes	50%	313,125	2019	313,125	4.24%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	402	1,622	1,725	1,816	1,913	1,320
Kenwood Towne Centre	70%	155,198	2020	137,191	5.37%	No	2,659	2,784	2,964	3,131	3,306	3,163
Oakbrook Center	48%	202,725	2020	202,725	3.66%	No	—	—	—	—	—	—
Water Tower Place	47%	182,353	2020	171,026	4.36%	No	1,752	1,837	1,928	2,024	2,124	1,662
Northbrook Court	50%	65,410	2021	56,811	4.25%	No	1,108	1,156	1,206	1,259	1,313	2,557
Village of Merrick Park	55%	96,900	2021	85,797	5.73%	No	1,520	1,595	1,706	1,808	1,916	2,558
Whaler's Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	101,740	2021	88,965	5.13%	No	1,779	1,858	1,972	2,077	2,188	2,901
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—

DEBT DETAIL, AT SHARE[1] As of December 31, 2014 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 12/31/2014 [3]	2015	2016	2017	2018	2019	Subsequent
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Carolina Place	50%	87,500	2023	75,542	3.84%	No	—	757	1,567	1,630	1,694	6,310
Galleria at Tyler	50%	95,245	2023	76,716	5.05%	No	1,709	1,796	1,889	1,987	2,089	9,059
Lake Mead and Buffalo	50%	2,069	2023	27	7.20%	No	181	194	209	224	241	993
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	1,997	2,090	9,179
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—	—	—	511	710	2,428
The Trails Village Center	50%	5,795	2023	78	8.21%	No	485	527	571	620	673	2,841
Union Square Portfolio	50%	25,000	2023	25,000	5.12%	No	—	—	—	—	—	—
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	805	2,477	2,579	13,253
Pinnacle Hills Promenade	50%	61,000	2025	48,805	4.13%	No	934	1,048	1,099	1,146	1,195	6,773
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	1,062	1,478	8,415
Towson Town Center	35%	113,761	2025	97,713	3.82%	No	—	—	—	681	2,093	13,274
Glendale Galleria	50%	215,000	2026	190,451	4.06%	No	—	—	—	—	—	24,549
Perimeter Mall	50%	137,500	2,026	137,500	3.96%	No	—	—	—	—	—	—
Unconsolidated Property Level		$3,463,130		$3,228,868	4.37%		$16,430	$20,800	$23,169	$30,109	$32,519	$111,235

Total Fixed - Property Level		$16,929,178		$15,533,107	4.49%		$163,283	$184,318	$169,644	$165,697	$169,430	$543,699

Consolidated Corporate
Arizona Two (HHC)	100%	$6,735	2015	$573	4.41%	Yes - Full	$6,162	$—	$—	$—	$—	$—
Consolidated Corporate		$6,735		$573	4.41%		$6,162	$—	$—	$—	$—	$—

Total Fixed Rate Debt		$16,935,913		$15,533,680	4.49%		$169,445	$184,318	$169,644	$165,697	$169,430	$543,699

Variable Rate

Consolidated Property Level
Columbia Mall	100%	$100,000	2018	$100,000	Libor + 175 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Columbiana Centre [6]	100%	130,816	2018	128,177	Libor + 175 bps	Yes - Full	—	746	1,393	500	—	—
Eastridge (WY) [6]	100%	48,228	2018	47,255	Libor + 175 bps	Yes - Full	—	275	514	184	—	—
Grand Teton Mall [6]	100%	48,859	2018	47,873	Libor + 175 bps	Yes - Full	—	279	520	187	—	—
Market Place Shopping Center	100%	113,425	2018	113,425	Libor + 240 bps	No	—	—	—	—	—	—
Mayfair [6]	100%	347,813	2018	340,796	Libor + 175 bps	Yes - Full	—	1,983	3,704	1,330	—	—
Mondawmin Mall [6]	100%	81,011	2018	79,377	Libor + 175 bps	Yes - Full	—	461	863	310	—	—
North Town Mall [6]	100%	89,207	2018	87,407	Libor + 175 bps	Yes - Full	—	509	950	341	—	—
Oakwood [6]	100%	76,913	2018	75,362	Libor + 175 bps	Yes - Full	—	438	819	294	—	—
Oakwood Center [6]	100%	91,413	2018	89,569	Libor + 175 bps	Yes - Full	—	520	974	350	—	—
Pioneer Place [6]	100%	188,185	2018	184,389	Libor + 175 bps	Yes - Full	—	1,072	2,004	720	—	—
Red Cliffs Mall [6]	100%	30,261	2018	29,650	Libor + 175 bps	Yes - Full	—	173	322	116	—	—
River Hills Mall [6]	100%	76,283	2018	74,744	Libor + 175 bps	Yes - Full	—	435	812	292	—	—
Sooner Mall [6]	100%	78,931	2018	77,338	Libor + 175 bps	Yes - Full	—	450	841	302	—	—
Southwest Plaza [6]	100%	73,383	2018	71,902	Libor + 175 bps	Yes - Full	—	418	782	281	—	—
The Shops at Fallen Timbers [6]	100%	25,217	2018	24,709	Libor + 175 bps	Yes - Full	—	143	269	96	—	—
200 Lafayette	100%	100,000	2019	100,000	Libor + 250 bps	No	—	—	—	—	—	—
830 North Michigan	100%	85,000	2019	85,000	Libor + 160 bps	No	—	—	—	—	—	—
Ala Moana Construction Loan [7]	100%	228,907	2019	228,907	Libor + 190 bps	Yes - Partial	—	—	—	—	—	—
Lynnhaven Mall	100%	235,000	2019	235,000	Libor + 185 bps	No	—	—	—	—	—	—
Westlake Center	100%	42,500	2019	42,500	Libor + 230 bps	No	—	—	—	—	—	—
Consolidated Property Level		$2,291,352		$2,263,380	2.00%		$—	$7,902	$14,767	$5,303	$—	$—

DEBT DETAIL, AT SHARE[1] As of December 31, 2014 (In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 12/31/2014 [3]	2015	2016	2017	2018	2019	Subsequent
Unconsolidated Property Level
Miami Design District [8]	13%	$44,582	2016	$44,582	Libor + 487 bps	No	$—	$—	$—	$—	$—	$—
530 Fifth Avenue Mezz Note	50%	15,500	2017	15,500	Libor + 788 bps	No	—	—	—	—	—	—
530 Fifth Avenue	50%	95,000	2017	95,000	Libor + 325 bps	No	—	—	—	—	—	—
Union Square Portfolio	50%	16,250	2018	16,250	Libor + 400 bps	No	—	—	—	—	—	—
522 Fifth Avenue	10%	8,328	2019	8,328	Libor + 200 bps	No	—	—	—	—	—	—
685 Fifth Avenue	50%	170,000	2019	170,000	Libor + 275 bps	No	—	—	—	—	—	—
Bayside Marketplace	51%	127,500	2020	127,500	Libor + 205 bps	No	—	—	—	—	—	—
Unconsolidated Property Level		$477,160		$477,160	3.22%		$—	$—	$—	$—	$—	$—

Consolidated Corporate
Junior Subordinated Notes Due 2036	100%	$206,200	2036	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.68%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,974,712		$2,946,740	2.18%		$—	$7,902	$14,767	$5,303	$—	$—

Total [9,10]		$19,910,625		$18,480,420	4.14%		$169,445	$192,220	$184,411	$171,000	$169,430	$543,699

1.	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.

2.	Assumes that all maturity extensions are exercised.

3.	Total recourse to GGP or its subsidiaries of approximately $1.9 billion, excluding the corporate revolver.

4.	Loan is cross-collateralized with other properties.

5.	$45.0 million B-note is subordinate to return of GGP's additional contributed equity.

6.	Properties provide mortgage collateral as guarantors for $1.4 billion corporate borrowing and are cross collateralized.

7.	Reflects the amount drawn as of December 31, 2014 on the $450.0 construction loan.

8.	Investment is considered cost method for reporting purposes and is reflected in prepaid and other assets in our proportionate balance sheet.

9.	Excludes the $1.0 billion corporate revolver. As of December 31, 2014 the corporate revolver was undrawn.

10.	Reflects amortization for the period subsequent to December 31, 2014.

Asset Transactions

ASSET TRANSACTIONS Summary of Transactions For the Twelve Months Ended December 31, 2014 (In thousands, except GLA)

Closing Date	Property Name	Property Location	GGP Ownership %	Total GLA	Gross Proceeds at Share	Debt at Share	Net Proceeds at Share [1]
						($ in thousands)
Dispositions
February 2014	Regency Square Mall	Jacksonville, FL	100.0%	539,636	$13,000	$78,964	$—
June 2014	Fallbrook Center	West Hills (Los Angeles), CA	100.0%	875,642	210,000	100,870	102,900
September 2014	Lincolnshire Commons	Lincolnshire (Chicago), IL	100.0%	118,562	40,300	26,100	13,200
September 2014	Stonestown Medical Office Building	San Francisco, CA	100.0%	54,059	28,300	—	27,100
December 2014	Center Point Plaza	Las Vegas, NV	50.0%	144,691	21,300	5,962	15,400
December 2014	Columbia Office Portfolio (6 properties) [3]	Columbia, MD	100.0%	716,854	130,000	—	—

	Total			2,449,444	$442,900	$211,896	$158,600

Joint Venture Interest
December 2014	Bayside Marketplace	Miami, FL	Sold 49%, Retained 51%	217,523	$196,000	$122,500	$71,900

	Total			217,523	$196,000	$122,500	$71,900

Closing Date	Property Name	Property Location	GGP Ownership %	Total GLA [2]	Gross Purchase Price at Share	Debt at Share	Net Equity at Share [1]
						($ in thousands)
Acquisitions
June 2014	685 Fifth Avenue	New York, NY	50.0%	140,051	$260,700	$170,000	$106,600
September 2014	522 Fifth Avenue	New York, NY	10.0%	26,500	16,500	8,330	8,300
September 2014	The Shops at the Bravern	Bellevue, WA	40.0%	309,000	88,000	21,400	66,600
September 2014	Miami Design District [4]	Miami, FL	12.5%	785,000	175,000	—	175,000
October 2014	530 Fifth Avenue	New York, NY	50.0%	58,000	150,000	110,500	49,000

	Total			1,318,551	$690,200	$310,230	$405,500

1.	Includes closing costs.

2.	Represents total GLA at the property, including development spaces.

3.	Columbia office properties transferred to Howard Hughes Corporation as part of the Company's extinguishment of its tax indemnification liability.

4.
Investment is considered cost method for reporting purposes. The $175.0 million is net of $44.6 million of existing debt at share at the property level and is reflected in prepaid and other assets in our proportionate balance sheet.

ASSET TRANSACTIONS Discontinued Operations

2014 Dispositions	Month of Disposition
Stand Alone Strip Centers, Office & Other Retail
Center Point Plaza	December 2014
Columbia Office Portfolio	December 2014
Lincolnshire Commons	September 2014
Stonestown Medical Office Building	September 2014
Fallbrook Center	June 2014
Regency Square Mall	February 2014

2013 Dispositions
Retail Properties
Pine Ridge Mall	December 2013
Burlington Town Center	December 2013
Eden Prairie Center	October 2013
Mall of the Bluffs	February 2013

International Properties
Aliansce Shopping Centers S.A. (Brazil)	September 2013

Stand Alone Strip Centers & Other Retail
Senate Plaza	December 2013
Plaza 800	May 2013
Southlake Mall	February 2013

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS Key Operating Performance Indicators As of and for the Twelve Months Ended December 31, 2014 (GLA in thousands)

GLA Summary (in thousands) [1,2]
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Retail Property	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share [3]	% Leased
Consolidated Retail Properties	87	38,006	13,087	36,008	87,101	1,113	1,444	89,658	53,072	97.2%
Unconsolidated Retail Properties	32	15,651	3,200	14,597	33,448	630	918	34,996	9,979	97.4%
Same Store Retail Properties	119	53,657	16,287	50,605	120,549	1,743	2,362	124,654	63,051	97.2%
Non-Same Store Retail Properties	9	1,412	218	542	2,172	—	349	2,521	1,190
Total Retail Properties	128	55,069	16,505	51,147	122,721	1,743	2,711	127,175	64,241

Non-Same Store Office, Strip, Urban & Other Retail	5	752	340	307	1,399	270	—	1,669	656	69.5%
Total Real Estate	133	55,821	16,845	51,454	124,120	2,013	2,711	128,844	64,897	96.2%

Same Store Operating Metrics

			In-Place Rent		Tenant Sales [4]
December 31, 2014 [1]	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost
Consolidated Retail Properties	97.2%	96.6%	$67.41	$55.35	$507	$13,059	14.3%
Unconsolidated Retail Properties	97.4%	96.9%	80.31	66.74	722	7,459	11.8%
Same Store Retail Properties	97.2%	96.7%	$71.24	$58.79	$570	$20,518	13.4%

			In-Place Rent		Tenant Sales [4]
December 31, 2013	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost

Consolidated Retail Properties	96.9%	96.4%	$67.61	$54.13	$520	$13,032	13.4%
Unconsolidated Retail Properties	97.6%	96.4%	80.42	66.75	677	6,925	12.2%
Same Store Retail Properties	97.1%	96.4%	$71.29	$57.75	$564	$19,957	13.0%

1.	Same Store metrics exclude one asset that is being de-leased for redevelopment.

2.	See Property Schedule on pages 20-26 for individual property details.

3.	Total GLA at Share includes assets at GGP ownership percentages and excludes tenant owned area.

4.
In 2013, In-Place Rent included base minimum rents, common area costs, and real estate taxes. Adjusting to the current method (see page 33), the <10K SF of $71.29 becomes $70.14, and the All Less Anchors of $57.75 becomes $57.42.

5.	Tenant Sales <10K SF is presented as Sales per square foot in dollars, and Tenant Sales All Less Anchors is presented as total sales volume in millions of dollars.

PORTFOLIO OPERATING METRICS Signed Leases All Less Anchors As of December 31, 2014

	All Leases - Lease Spread [1]

	Commencement 2014
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF

New and Renewal Leases	2,189	7,578,928	7.1	$55.40	$61.03
Percent in Lieu/Gross	418	1,755,352	5.0	N/A	N/A
Total Leases	2,607	9,334,280	6.7	$55.40	$61.03

	Commencement 2015
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF
New and Renewal Leases	1,395	5,277,778	7.4	$61.62	$68.65
Percent in Lieu/Gross	127	967,099	6.5	N/A	N/A
Total Leases	1,522	6,244,877	7.2	$61.62	$68.65

	SUITE TO SUITE - Lease Spread [2]

	New and Renewal Leases [3]
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF	Expiring Rent PSF	Initial Rent Spread		Average Rent Spread
Commencement 2014	1,668	4,822,093	6.7	$62.26	$69.19	$52.63	$9.63	18.3%	$16.56	31.5%
Commencement 2015	477	1,562,471	6.4	$67.87	$74.97	$61.28	$6.59	10.8%	$13.69	22.3%
Total 2014/2015	2,145	6,384,564	6.6	$63.63	$70.60	$54.76	$8.87	16.2%	$15.84	28.9%

1. Represents signed leases that are scheduled to commence in the respective period.
2. Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite. New suites are within 10,000 square feet of the expiring suites.
3. Represents leases where downtime between the new and previous tenant was less than 24 months.

PORTFOLIO OPERATING METRICS Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100% (in thousands)	Percent of Total	Expiring Rent (in thousands)	Expiring Rent ($psf)

Specialty Leasing	1,027	2,014	3.9%	$46,641	$23.92
2015	2,019	6,393	12.3%	350,621	57.55
2016	1,734	5,440	10.4%	323,733	61.03
2017	1,700	5,511	10.6%	318,647	59.43
2018	1,410	5,083	9.7%	330,422	66.22
2019	1,226	5,470	10.5%	320,424	59.22
2020	747	2,949	5.7%	197,317	67.22
2021	815	3,039	5.8%	207,936	69.25
2022	853	3,445	6.6%	231,636	67.42
2023	948	3,914	7.5%	282,250	73.46
2024	880	4,219	8.1%	309,282	73.81
Subsequent	434	4,691	8.9%	206,779	45.29
Total	13,793	52,168	100.0%	$3,125,688	$61.19

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

Limited Brands, Inc.	Victoria's Secret, Bath & Body Works, PINK	3.6%
The Gap, Inc.	Gap, Banana Republic, Old Navy	3.0%
Foot Locker, Inc.	Footlocker, Champs Sports, Footaction USA	2.8%
Forever 21, Inc.	Forever 21	2.3%
Abercrombie & Fitch Stores, Inc.	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.2%
Signet Jewelers Limited	Zales, Gordon's, Kay, Jared	1.7%
American Eagle Outfitters, Inc.	American Eagle, Aerie, Martin + Osa	1.6%
Express, Inc.	Express, Express Men	1.6%
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.5%
LVMH	Louis Vuitton, Sephora	1.5%
Totals		21.8%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Consolidated Regional Malls
Ala Moana Center	Macy's, Neiman Marcus, Nordstrom, Bloomingdale's	100%	Honolulu, HI	955,642	849,915	—	14,042	362,718	2,182,317	99.3%
Apache Mall	Herberger's, JCPenney, Macy's, Scheel's	100%	Rochester, MN	264,960	350,326	162,790	—	—	778,076	98.6%
Augusta Mall	Dillard's, JCPenney, Macy's, Sears	100%	Augusta, GA	503,947	—	597,223	—	—	1,101,170	97.8%
Baybrook Mall	Dillard's, JCPenney, Macy's, Sears	100%	Friendswood (Houston), TX	443,458	96,605	720,931	—	—	1,260,994	99.3%
Beachwood Place	Dillard's, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,780	317,347	247,000	—	—	909,127	97.1%
Bellis Fair	JCPenney, Kohl's, Macy's, Target	100%	Bellingham (Seattle), WA	422,657	100,400	237,910	—	—	760,967	98.2%
Boise Towne Square	Dillard's, JCPenney, Macy's, Sears, Kohl's	100%	Boise, ID	422,466	425,556	247,714	114,687	—	1,210,423	96.2%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Waterbury, CT	444,588	218,339	319,391	197,087	—	1,179,405	97.0%
Coastland Center	Dillard's, JCPenney, Macy's, Sears	100%	Naples, FL	337,684	123,921	466,469	—	—	928,074	98.0%
Columbia Mall	Dillard's, JCPenney, Sears, Target	100%	Columbia, MO	314,628	85,972	335,088	—	—	735,688	91.5%
Columbiana Centre	Belk, Dillard's, JCPenney	100%	Columbia, SC	268,995	190,911	360,643	—	—	820,549	98.1%
Coral Ridge Mall	Dillard's, JCPenney, Target, Younkers	100%	Coralville (Iowa City), IA	521,542	98,596	442,365	—	—	1,062,503	99.4%
Coronado Center	JCPenney, Kohl's, Macy's, Sears	100%	Albuquerque, NM	505,866	118,272	468,375	—	—	1,092,513	99.9%
Crossroads Center	JCPenney, Macy's, Sears, Target	100%	St. Cloud, MN	368,291	294,167	229,275	—	—	891,733	97.4%
Cumberland Mall	Costco, Macy's, Sears	100%	Atlanta, GA	380,239	147,409	500,575	—	—	1,028,223	99.3%
Deerbrook Mall	Dillard's, JCPenney, Macy's, Sears	100%	Humble (Houston), TX	557,387	—	653,540	—	—	1,210,927	98.3%
Eastridge Mall WY	JCPenney, Macy's, Sears, Target	100%	Casper, WY	275,132	213,913	75,883	—	—	564,928	95.7%
Eastridge Mall CA	JCPenney, Macy's, Sears	100%	San Jose, CA	558,857	246,261	426,000	—	—	1,231,118	98.8%
Fashion Place	Dillard's, Nordstrom	100%	Murray, UT	442,293	281,175	319,603	—	—	1,043,071	97.6%
Fashion Show	Dillard's, Macy's, Macy's Mens, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	709,084	371,635	761,653	—	—	1,842,372	99.0%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Four Seasons Town Centre	Belk, Dillard's, JCPenney	100%	Greensboro, NC	436,083	429,969	212,047	—	—	1,078,099	95.7%
Fox River Mall	JCPenney, Macy's, Sears, Target, Younkers	100%	Appleton, WI	596,865	30,000	564,914	—	—	1,191,779	98.4%
Glenbrook Square	JCPenney, Macy's, Sears, Carson's	100%	Fort Wayne, IN	448,494	555,870	221,000	—	—	1,225,364	95.9%
Governor's Square	Dillard's, JCPenney, Macy's, Sears	100%	Tallahassee, FL	342,865	—	691,605	—	—	1,034,470	97.4%
Grand Teton Mall	Dillard's, JCPenney, Macy's, Sears	100%	Idaho Falls, ID	209,933	323,925	—	93,274	—	627,132	93.8%
Greenwood Mall	Dillard's, JCPenney, Macy's, Sears	100%	Bowling Green, KY	421,383	156,096	272,957	—	—	850,436	97.7%
Hulen Mall	Dillard's, Macy's, Sears	100%	Ft. Worth, TX	397,885	—	596,570	—	—	994,455	94.8%
Jordan Creek Town Center	Dillard's, Younkers	100%	West Des Moines, IA	748,175	—	349,760	253,080	—	1,351,015	99.1%
Lakeside Mall	JCPenney, Lord & Taylor, Macy's, Macy's Mens & Home, Sears	100%	Sterling Heights, MI	480,226	115,300	905,418	—	—	1,500,944	87.4%
Lynnhaven Mall	Dillard's, JCPenney, Macy's	100%	Virginia Beach, VA	600,301	150,434	380,958	—	—	1,131,693	98.9%
Mall Of Louisiana	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Sears	100%	Baton Rouge, LA	623,436	—	805,630	143,634	—	1,572,700	98.7%
Mall St. Matthews	Dillard's, Dillard's Men's & Home, JCPenney	100%	Louisville, KY	506,136	—	514,135	—	—	1,020,271	97.9%
Market Place Shopping Center	Bergner's, JCPenney, Macy's,	100%	Champaign, IL	411,953	234,834	300,912	—	—	947,699	97.8%
Mayfair	Boston Store, Macy's, Nordstrom	100%	Wauwatosa (Milwaukee), WI	574,959	288,596	348,714	—	314,991	1,527,260	97.3%
Meadows Mall	Dillard's, JCPenney, Macy's, Sears	100%	Las Vegas, NV	307,720	—	636,853	—	—	944,573	97.2%
Mondawmin Mall		100%	Baltimore, MD	384,726	—	—	—	65,352	450,078	99.8%
Newgate Mall	Dillard's, Sears, Burlington Coat Factory	100%	Ogden (Salt Lake City), UT	331,729	218,874	118,919	—	—	669,522	95.9%
North Point Mall	Dillard's, JCPenney, Macy's, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	427,215	539,850	363,151	—	—	1,330,216	90.4%
North Star Mall	Dillard's, JCPenney, Macy's, Saks Fifth Avenue	100%	San Antonio, TX	550,635	173,198	522,126	—	—	1,245,959	99.7%
Northridge Fashion Center	JCPenney, Macy's, Sears	100%	Northridge (Los Angeles), CA	636,176	—	824,443	—	—	1,460,619	98.5%
Northtown Mall	JCPenney, Kohl's, Macy's, Sears	100%	Spokane, WA	395,592	276,488	242,392	—	—	914,472	91.9%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Oak View Mall	Dillard's, JCPenney, Sears, Younkers	100%	Omaha, NE	255,930	149,326	454,860	—	—	860,116	93.9%
Oakwood Center	Dillard's, JCPenney, Sears	100%	Gretna, LA	397,192	—	514,028	—	—	911,220	97.8%
Oakwood Mall	JCPenney, Macy's, Sears, Younkers	100%	Eau Claire, WI	403,703	116,620	298,224	—	—	818,547	96.5%
Oglethorpe Mall	Belk, JCPenney, Macy's, Sears	100%	Savannah, GA	406,358	220,824	315,760	—	—	942,942	97.1%
Oxmoor Center	Macy's, Sears, Von Maur	94%	Louisville, KY	351,584	156,000	411,210	—	—	918,794	98.4%
Paramus Park	Macy's, Sears	100%	Paramus, NJ	306,593	—	459,057	—	—	765,650	96.6%
Park City Center	The Bon Ton, Boscov's, JCPenney, Kohl's, Sears	100%	Lancaster (Philadelphia), PA	541,430	514,917	384,980	—	3,268	1,444,595	96.0%
Park Place	Dillard's, Macy's, Sears	100%	Tucson, AZ	469,587	—	581,457	—	—	1,051,044	98.3%
Peachtree Mall	Dillard's, JCPenney, Macy's	100%	Columbus, GA	290,633	221,539	201,076	—	12,600	725,848	94.8%
Pecanland Mall	Belk, Burlington Coat Factory, Dillard's, JCPenney, Sears	100%	Monroe, LA	349,205	19,962	595,474	—	—	964,641	97.6%
Pembroke Lakes Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Macy's Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	353,425	395,219	386,056	—	—	1,134,700	99.9%
Pioneer Place		100%	Portland, OR	348,235	—	—	—	287,625	635,860	90.3%
Prince Kuhio Plaza	Macy's, Sears	100%	Hilo, HI	320,700	124,547	61,873	—	—	507,120	96.6%
Providence Place	JCPenney, Macy's, Nordstrom	94%	Providence, RI	734,231	—	513,816	—	4,304	1,252,351	99.8%
Provo Towne Centre	Dillard's, JCPenney, Sears	75%	Provo, UT	300,337	285,479	206,240	—	—	792,056	86.9%
Quail Springs Mall	Dillard's, JCPenney, Macy's, Von Maur	100%	Oklahoma City, OK	450,457	160,000	505,596	—	—	1,116,053	95.4%
Red Cliffs Mall	Dillard's, JCPenney, Sears	100%	St. George, UT	150,019	235,031	—	57,304	—	442,354	99.7%
Ridgedale Center	JCPenney, Sears, Macy's, Nordstrom	100%	Minnetonka, MN	305,715	—	924,603	—	—	1,230,318	93.8%
River Hills Mall	Herberger's, JCPenney, Sears, Target	100%	Mankato, MN	353,589	189,559	174,383	—	—	717,531	92.4%
Rivertown Crossings	JCPenney, Kohl's, Macy's, Sears, Younkers	100%	Grandville (Grand Rapids), MI	631,904	—	635,625	—	—	1,267,529	97.5%
Rogue Valley Mall	JCPenney, Kohl's, Macy's, Macy's Home Store	100%	Medford (Portland), OR	279,866	170,625	186,359	—	—	636,850	85.2%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Sooner Mall	Dillard's, JCPenney, Sears	100%	Norman, OK	220,869	129,823	137,082	—	—	487,774	99.5%
Spokane Valley Mall	JCPenney, Macy's, Sears	75%	Spokane, WA	350,585	126,243	251,366	138,002	—	866,196	95.2%
Staten Island Mall	Macy's, Sears, JCPenney	100%	Staten Island, NY	529,664	—	657,363	74,318	—	1,261,345	97.9%
Stonestown Galleria	Macy's, Nordstrom	100%	San Francisco, CA	407,342	160,505	267,788	—	—	835,635	99.8%
The Crossroads	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Portage (Kalamazoo), MI	266,301	—	502,961	—	—	769,262	95.5%
The Gallery At Harborplace		100%	Baltimore, MD	131,467	—	—	—	283,321	414,788	89.1%
The Maine Mall	The Bon Ton, JCPenney, Macy's, Sears	100%	South Portland, ME	506,311	120,844	377,662	—	600	1,005,417	99.3%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy's, Nordstrom, Sears	100%	Columbia, MD	634,373	212,847	587,321	—	—	1,434,541	98.9%
The Oaks Mall	Belk, Dillard's, JCPenney, Macy's, Sears	100%	Gainesville, FL	344,673	233,367	324,500	—	—	902,540	94.1%
The Parks At Arlington	Dillard's, JCPenney, Macy's, Sears	100%	Arlington (Dallas), TX	761,440	—	748,945	—	—	1,510,385	98.8%
The Shoppes At Buckland Hills	JCPenney, Macy's, Macy's Mens & Home, Sears	100%	Manchester, CT	551,529	—	512,611	—	—	1,064,140	93.8%
The Shops At Fallen Timbers	Dillard's, JCPenney	100%	Maumee, OH	344,554	—	261,502	—	—	606,056	96.1%
The Shops at La Cantera	Dillard's, Macy's, Neiman Marcus, Nordstrom	75%	San Antonio, TX	617,702	—	627,597	—	70,178	1,315,477	97.7%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy's, Nordstrom, Sears	94%	Durham, NC	608,363	—	726,347	—	—	1,334,710	99.2%
The Woodlands Mall	Dillard's, JCPenney, Macy's, Nordstrom	100%	Woodlands (Houston), TX	624,839	—	713,438	—	39,471	1,377,748	99.5%
Town East Mall	Dillard's, JCPenney, Macy's, Sears	100%	Mesquite (Dallas), TX	413,406	—	809,386	—	—	1,222,792	98.6%
Tucson Mall	Dillard's, JCPenney, Macy's, Sears	100%	Tucson, AZ	609,467	—	641,458	27,305	—	1,278,230	96.8%
Tysons Galleria	Macy's, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	308,276	—	511,933	—	—	820,209	96.3%
Valley Plaza Mall	JCPenney, Macy's, Sears, Target	100%	Bakersfield, CA	520,494	147,792	509,176	—	—	1,177,462	99.3%
Visalia Mall	JCPenney, Macy's	100%	Visalia, CA	172,679	257,000	—	—	—	429,679	96.2%
Westlake Center		100%	Seattle, WA	108,937	—	—	—	—	108,937	97.3%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	517,826	—	529,036	—	—	1,046,862	98.3%
White Marsh Mall	JCPenney, Macy's, Macy's Home Store, Sears, Boscov's	100%	Baltimore, MD	438,090	257,345	466,009	—	—	1,161,444	97.9%
Willowbrook	Bloomingdale's, Lord & Taylor, Macy's, Sears	100%	Wayne, NJ	490,346	2,060	1,028,000	—	—	1,520,406	100.0%
Woodbridge Center	Boscov's, JCPenney, Lord & Taylor, Macy's, Sears	100%	Woodbridge, NJ	650,462	455,739	560,935	—	—	1,667,136	96.6%
Total Consolidated Retail Properties			Count: 87	38,005,671	13,087,367	36,008,025	1,112,733	1,444,428	89,658,224	97.2%

Unconsolidated Retail Properties
Alderwood	JCPenney, Macy's, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	576,934	—	705,898	39,096	—	1,321,928	97.4%
Altamonte Mall	Dillard's, JCPenney, Macy's, Sears	50%	Altamonte Springs (Orlando), FL	481,787	158,658	519,890	—	—	1,160,335	95.8%
Bayside Marketplace		51%	Miami, FL	216,420	—	—	—	1,103	217,523	98.5%
Bridgewater Commons	Bloomingdale's, Lord & Taylor, Macy's	35%	Bridgewater, NJ	396,017	150,525	352,351	88,784	—	987,677	98.4%
Carolina Place	Belk, Dillard's, JCPenney, Macy's, Sears	50%	Pineville (Charlotte), NC	386,390	277,404	496,098	—	—	1,159,892	96.9%
Christiana Mall	JCPenney, Macy's, Nordstrom, Target	50%	Newark, DE	625,697	—	641,312	—	—	1,267,009	99.0%
Clackamas Town Center	JCPenney, Macy's, Macy's Home Store, Nordstrom, Sears	50%	Happy Valley, OR	629,952	—	774,842	—	—	1,404,794	96.8%
First Colony Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's	50%	Sugar Land, TX	506,271	—	619,048	—	—	1,125,319	97.6%
Florence Mall	JCPenney, Macy's, Macy's Home Store, Sears	50%	Florence (Cincinnati, OH), KY	388,700	—	552,407	—	—	941,107	92.4%
Galleria At Tyler	JCPenney, Macy's, Nordstrom	50%	Riverside, CA	544,741	—	468,208	—	—	1,012,949	99.8%
Glendale Galleria	JCPenney, Macy's, Target, Bloomingdale's	50%	Glendale, CA	504,149	305,000	385,000	—	136,588	1,330,737	98.6%
Kenwood Towne Centre [1]	Dillard's, Macy's, Nordstrom	50%	Cincinnati, OH	520,156	240,656	400,665	—	—	1,161,477	100.0%
Mizner Park	Lord & Taylor	47%	Boca Raton, FL	177,615	79,822	—	—	264,199	521,636	94.4%
Natick Mall	JCPenney, Lord & Taylor, Macy's, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	747,509	194,558	753,092	—	—	1,695,159	97.0%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Neshaminy Mall	Boscov's, Macy's, Sears	50%	Bensalem, PA	410,526	188,394	418,595	—	—	1,017,515	96.8%
Northbrook Court	Lord & Taylor, Macy's, Neiman Marcus	50%	Northbrook (Chicago), IL	477,701	126,000	410,277	—	—	1,013,978	95.7%
Oakbrook Center	Lord & Taylor, Macy's, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	874,571	322,033	751,911	—	239,292	2,187,807	98.0%
Otay Ranch Town Center	Macy's	50%	Chula Vista (San Diego), CA	498,200	—	140,000	—	—	638,200	96.0%
Park Meadows	Dillard's, JCPenney, Macy's, Nordstrom	35%	Lone Tree, CO	757,041	—	823,000	—	—	1,580,041	98.6%
Perimeter Mall	Dillard's, Macy's, Nordstrom, Von Maur	50%	Atlanta, GA	504,560	222,056	831,218	—	—	1,557,834	99.0%
Pinnacle Hills Promenade	Dillard's, JCPenney	50%	Rogers, AR	359,092	98,540	162,140	501,852	51,903	1,173,527	94.0%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue	55%	St. Louis, MO	224,158	125,669	135,044	—	—	484,871	98.2%
Riverchase Galleria	Belk, JCPenney, Macy's, Sears, Von Maur	50%	Hoover (Birmingham), AL	562,576	330,032	610,026	—	—	1,502,634	96.2%
Saint Louis Galleria [2]	Dillard's, Macy's, Nordstrom	74%	St. Louis, MO	447,018	—	714,052	—	—	1,161,070	97.2%
Stonebriar Centre	Dillard's, JCPenney, Macy's, Nordstrom, Sears	50%	Frisco (Dallas), TX	845,497	—	865,192	—	—	1,710,689	98.7%
The Grand Canal Shoppes	Barneys New York	50%	Las Vegas, NV	626,475	84,743	—	—	34,414	745,632	99.1%
The Shoppes At River Crossing	Belk, Dillard's	50%	Macon, GA	377,533	—	333,219	—	—	710,752	97.1%
Towson Town Center	Macy's, Nordstrom	35%	Towson, MD	603,735	—	419,129	—	—	1,022,864	95.6%
Village Of Merrick Park	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	409,263	—	330,000	—	101,263	840,526	95.7%
Water Tower Place	Macy's	47%	Chicago, IL	406,848	296,128	—	—	88,809	791,785	97.9%
Whaler's Village		50%	Lahaina, HI	103,959	—	—	—	—	103,959	96.5%
Willowbrook Mall	Dillard's, JCPenney, Macy's, Macy's Mens, Sears	50%	Houston, TX	459,789	—	984,372	—	—	1,444,161	97.7%
Total Unconsolidated Retail Properties			Count: 32	15,650,880	3,200,218	14,596,986	629,732	917,571	34,995,387	97.4%
Total Same Store Retail Properties [3]			Count: 119	53,656,551	16,287,585	50,605,011	1,742,465	2,361,999	124,653,611	97.2%

PORTFOLIO OPERATING METRICS Property Schedule As of December 31, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased
Non-Same Store Retail Properties
Southwest Plaza [4]	Dillard's, JCPenney, Macy's, Sears	100%	Littleton, CO	503,977	93,630	541,851	—	64,817	1,204,275	89.1%
The Shops at Bravern	Neiman Marcus	40%	Bellevue, WA	120,232	124,637	—	—	—	244,869	91.2%
200 Lafayette		100%	New York, NY	31,328	—	—	—	83,776	115,104	100.0%
522 Fifth Avenue		10%	New York, NY	7,978	—	—	—	—	7,978	100.0%
530 Fifth Avenue		50%	New York, NY	57,720	—	—	—	—	57,720	54.1%
685 Fifth Avenue		50%	New York, NY	26,311	—	—	—	94,812	121,123	100.0%
830 N. Michigan Ave.		100%	Chicago, IL	121,637	—	—	—	—	121,637	100.0%
Miami Design District [5]		13%	Miami, FL	503,455	—	—	—	86,032	589,487	52.0%
Union Square		50%	San Francisco, CA	39,479	—	—	—	19,507	58,986	100.0%
Total Retail Properties			Count: 128	55,068,668	16,505,852	51,146,862	1,742,465	2,710,943	127,174,790	96.7%

Non-Same Store Strip Centers & Other Retail
Lake Mead & Buffalo [6]		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	95.8%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
The Trails Village Center [6]		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	95.7%
Shopping Leblon [7]		35%	Rio de Janeiro, Brazil	249,343	—	—	—	—	249,343	96.6%
Owings Mills Mall [8]	JCPenney, Macy's	51%	Owings Mills, MD	438,017	340,000	307,037	—	—	1,085,054	34.0%
Total Non-Same Store Strip Centers & Other Retail:			Count: 5	752,351	340,000	307,037	269,715	—	1,669,103	69.5%

1. Ownership percentage includes retained debt of $91.8 million.
2. Ownership of the St. Louis Galleria is more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.
3. Refer to page 17 (Key Operating Performance Indicators).
4. Southwest Plaza is currently under redevelopment.
5. Investment is considered cost method for reporting purposes and is reflected in prepaid and other assets in our proportionate balance sheet.
6. Third party managed strip center.
7. GGP's investment in Brazil is through an ownership interest in Leblon. For this property, only Mall and Freestanding GLA is presented.
8. The Owings Mills Mall space is currently de-leased in preparation for future opportunities.

Miscellaneous

MISCELLANEOUS Capital Information (In thousands, except per share amounts)

December 31, 2014

Closing common stock price per share	$28.13
52 Week High [1]	28.88
52 Week Low [1]	19.38

Portfolio Net Debt, At Share
Portfolio Debt
Fixed	$16,955,913
Variable	3,040,313
Total Portfolio Debt	19,996,226
Less: Cash and Cash Equivalents	(512,717)
Portfolio Net Debt	$19,483,509

Portfolio Capitalization Data
Portfolio Net Debt	$19,483,509
Preferred Securities:
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	112,260
Preferred Stock at 6.375%	250,000
Other Preferred Stock	360
Total Preferred Securities	$414,390

Common stock and Operating Partnership units outstanding at end of period [2]	$25,027,852
Total Market Capitalization at end of period	$44,925,751

1.	52-week pricing information includes the intra-day highs and lows.

2.
Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624 multiplied by the closing share price.

MISCELLANEOUS Change in Total Common and Equivalent Shares

Rollforward of Shares to December 31, 2014	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
		(In thousands)
Common Shares and Operating Partnership Units ("OP Units") Outstanding at December 31, 2013	4,649	911,195	915,844
Common Unit Cash Conversion	(24)	—	(24)
DRIP	—	22	22
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	1,181	1,181
Issuance of stock for employee stock purchase program	—	138	138
Buyback of common stock	—	(27,624)	(27,624)
Common Shares and OP Units Outstanding at December 31, 2014	4,625	884,912	889,537

Common Shares issuable assuming exercise of warrants [1]		59,066
Common Shares issuable assuming exercise of in-the-money stock options [2]		7,562
Common Shares issuable assuming exchange of OP Units		4,809
Diluted Common Shares and OP Units Outstanding at December 31, 2014		956,349

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
	(In thousands)		(In thousands)
Weighted average number of company shares outstanding	884,370	911,185	887,031	930,643
Weighted average number of stock options [3]	6,753	3,474	5,547	3,425
Weighted average number of GAAP dilutive warrants [4]	55,967	46,106	52,143	—
Diluted weighted average number of Company shares outstanding - GAAP EPS	947,090	960,765	944,721	934,068

Weighted average number of common units	4,830	6,331	4,833	6,434
Weighted average number of warrants [4]	—	—	—	46,724
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	951,920	967,096	949,554	987,226

1
GGP has 73.9 million warrants outstanding convertible to 1.1816 Common Shares with a weighted average exercise price of $9.1094, with a scheduled expiration of November 9, 2017. 16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.

Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of December 15, 2014 [5]		Impact of settling warrants via net share settlement [6]
57,500,000	$9.1567	November 9, 2017	Reduces exercise price to $9.1567	Increases number of Common shares per warrant to 1.1816	Net share: 67,942,000 x [28.13 - 9.1567] /28.13 = 45,825,949 shares delivered
16,428,571	$8.9437	November 9, 2017	Reduces exercise price to $8.9437	Increases number of Common shares per warrant to 1.1816	Net share: 19,411,999 x [28.13 - 8.9437] /28.13 = 13,240,115 shares delivered
73,928,571	$9.1094				59,066,064 shares delivered

2	The options are included at net share settlement.

3	The impact of the stock options are dilutive under GAAP and FFO in 2014 and 2013.

4
The impact of the warrants are dilutive under GAAP and FFO in 2014 and for the three months ended December 31, 2013. The impact of the warrants are anti-dilutive under GAAP, but dilutive for FFO for the twelve months ended December 31, 2013.

5	Based on dividend of $0.17 per share issued to stockholders of record on December 15, 2014.

6	Based on stock price of $28.13 on December 31, 2014.

MISCELLANEOUS Development Summary

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Open
Northridge	The Sports Authority, Yardhouse and Plaza	100%	$12.2	$11.3	14%	Open
Northridge, CA

Fashion Show	Addition of Macy's Men's and inline	100%	34.4	33.3	22%	Open
Las Vegas, NV

Oakwood Center	West wing redevelopment and Dick's Sporting Goods	100%	19.0	16.6	9%	Open
Gretna, LA

Glendale Galleria [3]	Addition of Bloomingdale's, remerchandising, business	50%	52.6	51.0	12%	Open
Glendale, CA	development and renovation

The Mall in Columbia	Lifestyle expansion	100%	23.0	21.2	13%	Open
Columbia, MD

Oakbrook Center	Conversion of former anchor space into Container Store, Pirch and	48%	13.8	13.4	11%	Open
Oakbrook, IL	inline

The Woodlands [3]	Addition of Nordstrom in former Sears box	100%	44.0	41.0	9%	Open
Woodlands, TX

Other Projects	Redevelopment projects at various malls	N/A	218.8	$196.5	11%	Open
Various Malls

	Total Open Projects		$417.8	$384.3	12%

Under Construction
Mayfair Mall [3]	Nordstrom	100%	$72.3	$34.4	6-8%	Q4 2015
Wauwatosa, WI

Ridgedale Center [3]	Nordstrom, Macy's Expansion, New Inline GLA and renovation	100%	106.2	49.3	8-9%	Q4 2015
Minnetonka, MN

Southwest Plaza	Redevelopment	100%	72.6	22.1	9-10%	Q4 2015
Littleton, CO

Ala Moana Center [3]	Demolish existing Sears store and expand mall, adding anchor,	100%	573.2	391.5	9-10%	Q4 2015
Honolulu, HI	box and inline tenants, reconfigure center court

Baybrook Mall	Expansion	53%	90.5	26.3	9-10%	Q4 2015
Friendswood, TX

Other Projects	Redevelopment projects at various malls	N/A	236.2	65.8	8-9%	Various
Various Malls

	Total Projects Under Construction		$1,151.0	$589.4	8-10%

MISCELLANEOUS

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Projects in Pipeline
Staten Island Mall	Expansion	100%	$180.0	$4.8	8-9%	TBD
Staten Island, NY

New Mall Development	Ground up mall development	100%	285.0	38.1	8-10%	TBD
Norwalk, CT

Ala Moana Center	Nordstrom box repositioning	100%	85.0	—	9-10%	TBD
Honolulu, HI

Other Projects	Redevelopment projects at various malls	N/A	274.5	6.5	8-9%	TBD
Various Malls

	Total Projects in Pipeline		$824.5	$49.4	8-10%

	Total Development Summary		$2,393.3	$1,023.1	9-11%

1. Projected costs and investments to date exclude capitalized interest and overhead.
2. Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.
3. Project ROI includes income related to uplift on existing space.

MISCELLANEOUS Capital Expenditures

Expenditures ($ in thousands)

	Twelve Months Ended	Twelve Months Ended
	December 31, 2014	December 31, 2013

Capital expenditures [1]	$177,255	$146,315
Tenant allowances and capitalized leasing costs [2]	132,242	131,802
Total	$309,497	$278,117

1. Reflects only non-tenant operating capital expenditures.
2. Reflects tenant allowances on current operating properties.

MISCELLANEOUS Corporate Information

Reporting Calendar
Results for year end will be announced according to the following approximate schedule:
Quarter	Earnings Release Date	Earnings Call Date
Q1 2015	April 27, 2015	April 28, 2015

Stock Information
Common Stock
NYSE: GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock (Series A Preferred Stock)
NYSE: GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q4 2014	November 14, 2014	December 15, 2014	January 2, 2015	$0.1700
Common Stock	Q3 2014	August 12, 2014	October 15, 2014	October 31, 2014	$0.1600
Common Stock	Q2 2014	May 15, 2014	July 15, 2014	July 31, 2014	$0.1500
Common Stock	Q1 2014	February 26, 2014	April 15, 2014	April 30, 2014	$0.1500
Common Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.1400
Common Stock	Q3 2013	July 29, 2013	October 15, 2013	October 29, 2013	$0.1300
Common Stock	Q2 2013	May 10, 2013	July 16, 2013	July 30, 2013	$0.1200
Common Stock	Q1 2013	February 4, 2013	April 16, 2013	April 30, 2013	$0.1200
Series A Preferred Stock	Q4 2014	November 14, 2014	December 15, 2014	January 2, 2015	$0.3984
Series A Preferred Stock	Q3 2014	August 12, 2014	September 15, 2014	October 1, 2014	$0.3984
Series A Preferred Stock	Q2 2014	May 15, 2014	June 16, 2014	July 1, 2014	$0.3984
Series A Preferred Stock	Q1 2014	February 26, 2014	March 17, 2014	April 1, 2014	$0.3984
Series A Preferred Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.3984
Series A Preferred Stock	Q3 2013	July 29, 2013	September 13, 2013	October 1, 2013	$0.3984
Series A Preferred Stock	Q2 2013	May 10, 2013	June 14, 2013	July 1, 2013	$0.3984
Series A Preferred Stock	Q1 2013	March 5, 2013	March 15, 2013	April 1, 2013	$0.2125

Investor Relations	Transfer Agent

Kevin Berry	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	6201 15th Avenue
Phone (312) 960-5529	Brooklyn, NY 11219
kevin.berry@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
+1 718 921-8124

MISCELLANEOUS Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores and development space.
Anchor/Traditional Anchor
Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center
An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.
Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.
Same Store NOI	Company NOI that excludes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties.
Non-Same Store	Includes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopment and other properties.

Operating Metrics	Description
Leased
Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space, and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied
Occupied area represents the sum of: (1) tenant occupied space under lease, (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales.
Occupancy Cost	Ratio of total tenant charges to comparative sales for inline mall tenants that opened at less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent and common area costs.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent and common area costs.
Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent and common area costs.
Average Rent	Represents average rent over the term consisting of base minimum rent and common area costs.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.